Exhibit 10.1
                               AMENDMENT

          THIS AMENDMENT (this "Amendment") is entered into as of April 30, 1999, between DOBSON OPERATING COMPANY, an Oklahoma corporation ("DOC"), DOBSON CELLULAR OPERATIONS COMPANY, an
Oklahoma corporation ("DCOC"), the Required Lenders under the DOC
Credit Agreement (hereinafter defined), the Required Lenders under each of the DCOC Credit Agreements (hereinafter defined), FIRST
UNION NATIONAL BANK (successor-in-interest by merger to CoreStates
Bank, N.A.), in its capacity as Administrative Agent for the Lenders under the DOC Credit Agreement (hereinafter defined) ("DOC Administrative Agent"), NATIONSBANK, N.A., dba BANK OF AMERICA, N.A. (successor-in-interest by merger to NationsBank of Texas, N.A.), in its capacity as Administrative Agent for the Lenders under each of the DCOC Credit Agreements ("DCOC Administrative Agent"), and Guarantors under the
Credit Agreements (hereinafter defined).

          Reference is made to the following agreements: (i) the Revolving Credit Agreement, dated as of March 25, 1998 (as amended, modified, supplemented, or restated from time to time, the "DCOC Revolver"), among DCOC, as Borrower, DCOC Administrative Agent, First Union National Bank, as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto; (ii) the 364-Day Revolving Credit and Term Loan Agreement, dated as of March 25, 1998 (as amended, modified, supplemented, or restated from time to time, the "364-Day Agreement" and collectively with the DCOC Revolver, the "DCOC Credit Agreements"), among DCOC, as Borrower, DCOC Administrative Agent,
First Union National Bank, as Syndication Agent, Toronto Dominion (Texas),
Inc., as Documentation Agent, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto (collectively, with the Lenders under the DCOC Revolver, the "DCOC Lenders"); and (iii) the Third Amended and Restated Credit Agreement, dated as of March 25, 1998 (as amended to date, the "DOC Credit Agreement"), among DOC, as Borrower, DOC Administrative Agent, NationsBank, N.A. (successor-in-interest by merger to NationsBank of Texas, N.A.), as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto (the "DOC Lenders"). The DCOC Credit Agreements and the DOC Credit Agreement are sometimes collectively referred to herein as the "Credit Agreements."

          Unless otherwise defined in this Amendment, capitalized terms used herein with reference to a certain Credit Agreement shall have the meaning set forth in that Credit Agreement; provided, however, that, unless otherwise stated herein, capitalized terms used herein without reference to a certain Credit Agreement shall have the meanings set forth in the DCOC Revolver. Unless otherwise indicated, all Paragraph references herein are to Paragraphs in this Amendment.

                             R E C I T A L S

          A. DOC has requested that Required Lenders under the DOC Credit Agreement agree to amend the DOC Credit Agreement: (i) to provide that the Fixed Charge Coverage Ratio for fiscal year 1999 be calculated on an annualized basis, rather than on a Rolling Period basis; and (ii) to permit Communications and the Companies to enter into additional Interest Rate Agreements (as well as those expressly required by the DOC Credit Agreement), including, without limitation, additional Interest Rate Agreements between DOC and Communications.

          B. DCOC has requested that the Required Lenders under the DCOC Credit Agreements agree to amend the DCOC Credit Agreements: (i) to allow DCOC to calculate the Fixed Charge Coverage Ratio for the last two quarters of fiscal year 1999 (compliance for the first two fiscal quarters of fiscal year 1999 having been waived by that certain Waiver and Consent dated as of December 2, 1998, between DOC, DCOC, DOC Lenders, the Required Lenders under each of the DCOC Credit Agreements, DOC Administrative Agent, DCOC Administrative Agent, and Guarantors under the Credit Agreements) on an annualized basis, rather than on a Rolling Period basis; and (ii) to allow the Companies to purchase additional Financial Hedges, as well as those expressly required by the DCOC Credit Agreements.

          C. Required Lenders under the Credit Agreements are willing to amend the respective Credit Agreements to make the changes requested by DOC and DCOC, but only upon the conditions, among other things, that DOC, DCOC, Guarantors under the Credit Agreements, and Required Lenders under the Credit Agreements shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

          NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

Paragraph 1.  Amendments Under the DOC Credit Agreement.

          1.1 DOC and Required Lenders under the DOC Credit Agreement hereby agree to amend the DOC Credit Agreement to allow DOC to calculate the Fixed Charge Coverage Ratio for fiscal year 1999 on an annualized basis, rather than on a Rolling Period basis; accordingly, the DOC Credit Agreement is amended as follows:

                  (a) The following additional definition shall be alphabetically inserted (as appropriate) in Section 1 to read, as follows:

"Fixed Charges means, for any Person, calculated at any date of determination with respect to the most recently ending Rolling Period (unless otherwise indicated), the sum of
(a) mandatory prepayments and regularly scheduled principal payments or Commitment reductions with respect to Total Debt of the Companies required to be paid during such period,
(b) the amount paid for Capital Expenditures of the Companies, (c) cash Interest Expense of the Companies,
(d) cash taxes of the Companies, to the extent allocable to them pursuant to the Tax Sharing Agreement, and
(e) distributions and dividends paid by Borrower, including, without limitation, any amounts paid to fund interest on the Communications Bond Debt, the Preferred Stock, and the Exchange Debentures, but excluding distributions otherwise permitted by Section 9.6(a)."

                  (b)  The definition of  "Fixed Charge Coverage Ratio" in
Section 1 of the DOC Credit Agreement is amended in its entirety to read as follows:

"Fixed Charge Coverage Ratio means, as of any date of determination, (a) for the fiscal quarter ending March 31, 1999, the ratio of (i) the Operating Cash Flow of the Companies for the period from January 1, 1999, through March 31, 1999, multiplied by four to (ii) the Fixed Charges of the Companies for the period from January 1, 1999, through March 31, 1999, multiplied by four; (b) for the fiscal quarter ending June 30, 1999, the ratio of (i) the Operating Cash Flow of the Companies for the period from January 1, 1999, through June 30, 1999, multiplied by 2 to
(ii) the Fixed Charges of the Companies for the period from January 1, 1999, through June 30, 1999, multiplied by 2; (c) for the fiscal quarter ending September 30, 1999, the ratio of (i) the Operating Cash Flow of the Companies for the period from January 1, 1999, through September 30, 1999, multiplied by 4/3 to (ii) the Fixed Charges of the Companies for the period from January 1, 1999, through September 30, 1999, multiplied by 4/3; and (d) thereafter for the Rolling Period then-ending, the ratio of (i) the Operating Cash Flow of the Companies to (ii) the Fixed Charges of the Companies."

          1.2 DOC and Required Lenders under the DOC Credit Agreement hereby agree to amend the DOC Credit Agreement (i) to permit
Communications and DOC to enter into Interest Rate Agreements in addition to those expressly required in Section 8.21; and (ii) to allow the Companies and Communications to incur Indebtedness arising under any Interest Rate Agreements obtained in compliance with the Loan Papers; accordingly, the DOC Credit Agreement is amended as follows:

                  (a) To avoid triggering a mandatory prepayment event by virtue of the Companies' or Communications' entering into an Interest Rate Agreement, the definition of "Debt Issuance" set forth in Section 1.1 is amended in its entirety to exclude Indebtedness under Interest Rate Agreements incurred by the Companies or Communications and shall read as follows:

"Debt Issuance means any Indebtedness of any Company or Communications, as the case may be, for borrowed money issued or incurred after the Closing Date, other than, (i) in the case of the Companies, Indebtedness permitted under
Section 9.1 (a) - (f) and (ii) Indebtedness incurred under
Interest Rate Agreements permitted by, and in compliance with, the Loan Papers."

                  (b) To clarify the definition of Interest Rate Agreements and to include Interest Rate Agreements entered into by Communications, as well as by the Companies, the definition of "Interest Rate Agreement" set forth in Section 1.1 is amended by inserting the following clause at the end of the definition:

"entered into by any Company or Guarantor, which is intended to reduce or eliminate any Company's or Guarantor's risk of fluctuations in interest rates and which complies with the applicable requirements of Section 8.21(c) and is otherwise in compliance with the Loan Papers."

                  (c) The definition of "Permitted Investment" set forth in Section 1.1 is amended to include Interest Rate Agreements by deleting the word "and" before clause (h) and by inserting the following new clause (i) immediately after clause (h):

"; and (i) Interest Rate Agreements permitted by, and in compliance with, the Loan Papers."

                  (d) Section 8.21 of the DOC Credit Agreement is hereby amended to clarify that: (i) any Indebtedness owed to Lenders or their Affiliates by the Companies arising under an Interest Rate Agreement that complies with Section 8.21(c) of the DOC Credit Agreement will be afforded the benefit of pari passu liens in the Collateral; and (ii) all Interest Rate Agreements (whether with third parties or Lenders or Affiliates of Lenders) must satisfy certain requirements; accordingly, Section 8.21 is amended in its entirely to read, as follows:

"8.21     Interest Rate Protection.

          (a) Within 60 days from the date hereof, enter into one or more fixed rate Interest Rate Agreements (which may include the Existing Interest Rate Agreement), in form acceptable to Administrative Agent, with one or more Lenders or institutions acceptable to Administrative Agent, with respect to at least fifty percent (50%) of the Communications Total Debt outstanding on the Effective Date, with a duration at least two years; provided, however, that the protected rate shall be no greater than 2.5% above the all-in rate as of the Effective Date hereof.

           (b) To the extent any Lender or its Affiliate enters into an Interest Rate Agreement with any Company, including, without limitation, any Interest Rate Agreements with Lenders or their Affiliates obtained in satisfaction of the requirements of
     Section 8.21(a), such Lender or its Affiliate are afforded the benefits of (and Borrower [or any other Company by execution of Collateral Security Documents] hereby confirms a grant of) a security interest in and to the Collateral as evidenced by the Collateral Security Documents to the extent of such Lender's (or Affiliate thereof's) credit exposure under such Interest Rate Agreements; such security interest is pari passu with that of Administrative Agent on behalf of the Lenders; and by acceptance of such security interest, each Affiliate of Lender entering into an Interest Rate Agreement agrees (i) to appoint NationsBank, N.A. as its nominee and agent, to act for and on behalf of such Affiliate, in connection with the Collateral Security Documents and (ii) to be bound by the terms of Section 13, whereupon all references to "Lender" in Section 13 and in the Collateral Security Documents shall include, on any date of determination, an Affiliate of any Lender that is party to a then-effective Interest Rate Agreement.

          (c) Interest Rate Agreements entered into by any Company whether in satisfaction of the requirements of this Section 8.21 or as otherwise permitted by the Loan Papers, shall be subject to the following: (i) each such Lender or other institution entering into an Interest Rate Agreement shall calculate its credit exposure in a reasonable and customary manner; and (ii) all documentation for such Interest Rate Agreement shall conform to ISDA standards and must be acceptable to Administrative Agent with respect to intercreditor issues."

          (e) To permit the Companies to enter into Interest Rate Agreements in addition to those expressly required by Section 8.21, Section 9.1(d) is amended by deleting the phrase "entered into pursuant to Section 8.21 hereof".

          (f) To permit Interest Rate Agreements among the Companies and Communications, the limitation on payments to Affiliates under Section 9.9 is amended, by adding the following phrase prior to the period (.) at the end thereof:

"or under Interest Rate Agreements between Companies or between any Company and Communications, so long as such Interest Rate Agreement is permitted by, and in compliance with, the Loan Papers."

          (g) Section 10.1 is amended to permit Communications to incur Indebtedness under Interest Rate Agreements by deleting the word "and" immediately before clause (b) and by inserting the following new clause (c) immediately after clause (b):

"; and (c) Indebtedness arising under Interest Rate
Agreements permitted by, and in compliance with, the Loan
Papers".

          (h) To clarify that the Obligation, including obligations under Interest Rate Agreements with Lenders or Affiliates of Lenders, may be collateralized by Liens on assets of Communications, Section 10.4 is amended by (i) changing the word "Loan" in the fourth line thereof to "Obligation" and
(ii) deleting the word "and" immediately before clause (k) and inserting the following new clause (l) immediately after clause (k):

"; and (l) liens securing Indebtedness and obligations under Interest Rate Agreements permitted by, and in compliance with, the Loan Papers."

          (i) To clarify that Interest Rate Agreements between the Companies and Communications are permitted under the Loan Papers, Section 10.10 is amended by inserting the following phrase at the end of such Section, immediately prior to the period (.):

"or under any Interest Rate Agreement between Companies or between any Company and Communications, so long as such Interest Rate Agreement is permitted by, and in compliance with, the Loan Papers."

          (j)  In order to clarify that the "Agreement Among Lenders" in
Section 13 includes Lenders or Affiliates thereof issuing an Interest Rate Agreement with the Companies or Communications, Sections 13.2 and 13.3 are hereby amended by substituting the words "ratable portion" for each reference to "Pro Rata Part;"and Section 13.4 is hereby amended by substituting the word "Obligation" for each reference to "Principal Debt."

Paragraph 2.  Amendments Under the DCOC Credit Agreements.

          2.1 DCOC and Required Lenders under the DCOC Credit Agreements hereby agree to amend the DCOC Credit Agreements to allow DCOC to calculate the Fixed Charge Coverage Ratio for the last two quarters of fiscal year 1999 based on an annualized basis, rather than a Rolling Period basis; accordingly, the DCOC Credit Agreement are amended as follows:

                  (a) The following additional definition shall be alphabetically inserted (as appropriate) in Section 1 of the DCOC Credit Agreements to read, as follows:

"Fixed Charges means, for any Person, calculated at any date of determination with respect to the most recently ending Rolling Period (unless otherwise indicated), the sum of
(a) all mandatory prepayments and regularly-scheduled principal payments with respect to Total Debt of the Companies required to be paid; (b) the amount paid for Capital Expenditures of the Companies, (c) cash Interest Expense of the Companies, (d) cash taxes of the Companies, to the extent allocable to them pursuant to the Tax Sharing Agreement, and (e) distributions and dividends paid by Borrower, including, without limitation, any amounts paid to fund interest on the Communications Bond Debt, the Preferred Stock, and the Exchange Debentures, but excluding distributions otherwise permitted by Section 9.6(a)."

                  (b)  The definition of "Fixed Charge Coverage Ratio" in
Section 1 of the DCOC Credit Agreements is amended to read in its entirety as follows:

"Fixed Charge Coverage Ratio means, as of any date of determination, (a) for the fiscal quarter ending September 30, 1999, the ratio of (i) the Operating Cash Flow of the Companies for the period from July 1, 1999, through September 30, 1999, multiplied by four to (ii) the Fixed Charges of the Companies for the period from July 1, 1999, through September 30, 1999, multiplied by four; (b) for the fiscal quarter ending December 31, 1999, the ratio of
(i) the Operating Cash Flow of the Companies for the period from July 1, 1999, through December 31, 1999, multiplied by 2 to (ii) the Fixed Charges of the Companies for the period from July 1, 1999, through December 31, 1999, multiplied by 2; and (c) thereafter, for the Rolling Period then-ending, the ratio of (i) the Operating Cash Flow of the Companies to (ii) the Fixed Charges of the Companies."

          2.2 DCOC and Required Lenders under the DCOC Credit Agreements hereby agree to amend the DCOC Credit Agreements (i) to permit DCOC to obtain Financial Hedges in addition to those expressly required in
Section 9.27; and (ii) to allow the Companies to incur Debt arising under any Financial Hedge obtained in compliance with the Loan Papers; accordingly, the DCOC Credit Agreements are amended as follows:

                  (a)  The definition of Financial Hedge set forth in Section
1.1 of the DCOC Credit Agreements is clarified to read in its entirety, as follows:

"Financial Hedge means a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates and which complies with the applicable requirements of Section 9.27(c) and is otherwise in compliance with the requirements of the Loan
Papers."

                  (b) To clarify that the Companies may incur Debt under Financial Hedges in addition to those Financial Hedges required by the Loan Papers, Section 9.12(a)(iii) is amended in its entirety to read, as follows:

"(iii)    Debt incurred by the Companies under any Financial
Hedge permitted by, and in compliance with, the Loan Papers;"

                  (c) To clarify that Financial Hedges permitted by the DCOC Credit Agreements are permitted investments, Section 9.20 is hereby amended by deleting the word "and" before clause (j) and by inserting the following new clause (k) immediately after clause (j):

"(k) Financial Hedges permitted by, and in compliance with, the Loan Papers."

                  (d) Section 9.27 of the DCOC Revolver is hereby amended to clarify that: (i) any Debt owed to Lenders or their Affiliates by the Companies arising under a Financial Hedge that complies with Section
9.27(c) of the DCOC Revolver will be afforded the benefit of pari passu Liens in the Collateral; and (ii) all Financial Hedges (whether with third parties or Lenders or Affiliates of Lenders) must satisfy certain requirements; accordingly, Section 9.27 of the DCOC Revolver is amended in its entirely to read, as follows:

"9.27     Financial Hedges.

(a) The Companies shall, within 60 days from the date hereof, enter into Financial Hedges in a form and upon terms acceptable to Administrative Agent, issued by one or more Lenders or an institution acceptable to Administrative Agent with a duration of a period of at least two years, with respect to at least fifty percent (50%) of the Total Debt of the Companies outstanding on the Closing Date; provided, however, that the protected rate shall be no greater than 2.5% above the all-in rate on the Closing Date hereof.

(b) To the extent any Lender or its Affiliate issues a Financial Hedge to any Company, including, without limitation, any Financial Hedges with Lenders or their Affiliates obtained in satisfaction of the requirements of
     Section 9.27(a), such Lender or its Affiliate are afforded the benefits of (and Borrower [or any Company by execution of Collateral Documents] hereby confirms a grant of) Liens in and to the Collateral as evidenced by the Collateral Documents to the extent of such Lender's (or Affiliate thereof's) credit exposure under such Financial Hedge; such Lien is pari passu with that of Collateral Agent on behalf of the Lenders and the 364-Day Facility Lenders; and by acceptance of such Liens, each Affiliate of Lender issuing a Financial Hedge agrees (i) to appoint Collateral Agent as its nominee and agent, to act for and on behalf of such Affiliate, in connection with the Collateral Documents and
     (ii) to be bound by the terms of Section 12, whereupon all references to "Lender" in Section 12 and in the Collateral Documents shall include, on any date of determination, an Affiliate of any Lender that is party to a then-effective Financial Hedge.

(c) Financial Hedges held by any Company whether in satisfaction of the requirements of this Section 9.27 or as otherwise permitted by the Loan Papers, shall be subject to the following: (i) each such Lender or other institution issuing a Financial Hedge shall calculate its credit exposure in a reasonable and customary manner; and (ii) all documentation for such Financial Hedge shall conform to ISDA standards and must be acceptable to Administrative Agent with respect to intercreditor issues."

                  (e) Section 9.27 of the 364-Day Agreement is hereby amended to clarify that: (i) any Debt owed to Lenders or their Affiliates by the Companies arising under a Financial Hedge that complies with Section 9.27(c) of the 364-Day Agreement will be afforded the benefit of pari passu Liens in the Collateral; and (ii) all Financial Hedges (whether with third parties or Lenders or Affiliates of Lenders) must satisfy certain requirements; accordingly, Section 9.27 of the 364-Day Agreement is amended in its entirely to read, as follows:

"9.27     Financial Hedges.

(a) The Companies shall, within 60 days from the date hereof, enter into Financial Hedges in a form and upon terms acceptable to Administrative Agent, issued by one or more Lenders or an institution acceptable to Administrative Agent with a duration of a period of at least two years, with respect to at least fifty percent (50%) of the Total Debt of the Companies outstanding on the Closing Date; provided, however, that the protected rate shall be no greater than 2.5% above the all-in rate on the Closing Date hereof.

(b) To the extent any Lender or its Affiliate issues a Financial Hedge to any Company, including, without limitation, any Financial Hedges with Lenders or their Affiliates obtained in satisfaction of the requirements of
     Section 9.27(a), such Lender or its Affiliate are afforded the benefits of (and Borrower [or any other Company by execution of Collateral Documents] hereby confirms a grant
     of) Liens in and to the Collateral as evidenced by the Collateral Documents to the extent of such Lender's (or Affiliate thereof's) credit exposure under such Financial Hedge; such Lien is pari passu with that of Collateral Agent on behalf of the Lenders and the Revolver/Acquisition Lenders; and by acceptance of such Liens, each Affiliate of Lender issuing a Financial Hedge agrees (i) to appoint Collateral Agent as its nominee and agent, to act for and on behalf of such Affiliate, in connection with the Collateral Documents and (ii) to be bound by the terms of Section 12, whereupon all references to "Lender" in Section 12 and in the Collateral Documents shall include, on any date of determination, an Affiliate of any Lender that is party to a then-effective Financial Hedge.

(c) Financial Hedges held by any Company whether in satisfaction of the requirements of this Section 9.27 or as otherwise permitted by the Loan Papers, shall be subject to the following: (i) each such Lender or other institution issuing a Financial Hedge shall calculate its credit exposure in a reasonable and customary manner; and (ii) all documentation for such Financial Hedge shall conform to ISDA standards and must be acceptable to Administrative Agent with respect to intercreditor issues."

                  (f) In order to clarify that the "Agreement Among Lenders" in Section 12 of the DCOC Credit Agreements includes Lenders or Affiliates thereof issuing Financial Hedges, Sections 12.2 and 12.3 of the DCOC Credit Agreements are hereby amended by substituting the words "ratable portion" for each reference to "Pro Rata Part;"and Section 12.4 is hereby amended by substituting the word "Obligation" for each reference to "Principal Debt."

Paragraph 3. Effective Date. This Amendment shall be effective on the date (the "Effective Date") upon which each of the following requirements have been satisfied: DCOC Administrative Agent receives counterparts of this Amendment executed by DOC, DCOC, each Guarantor under the Credit Agreements, Required Lenders under each of the DOC Credit Agreement and the DCOC Credit Agreements, DOC Administrative Agent, and DCOC Administrative Agent.

Paragraph 4. Acknowledgment and Ratification. As a material inducement to DOC Administrative Agent, DCOC Administrative Agent, the DCOC Lenders, and the DOC Lenders to execute and deliver this Amendment, DCOC, DOC, and each Guarantor (i) consent to the agreements in this Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of DCOC, DOC, or Guarantors under their respective Collateral Security Documents under the DOC Credit Agreement or the Collateral Documents under the DCOC Credit Agreements, which Collateral Security
Documents and Collateral Documents shall remain in full force and effect, and all liens, guaranties, and rights thereunder are hereby ratified and confirmed.

Paragraph 5. Representations. As a material inducement to DOC Administrative Agent, DCOC Administrative Agent, the DCOC Lenders, and the DOC
Lenders to execute and deliver this Amendment, DCOC, DOC, and each Guarantor represent and warrant to such parties (with the knowledge and intent that the DOC Lenders, Lenders under the DCOC Credit Agreements, DOC Administrative Agent, and DCOC Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment: (a) all representations and warranties in the DOC Credit Agreement and related Loan Papers and the DCOC Credit Agreements and related Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the applicable Credit Agreements; (b) no Event of Default or Default exists under the DOC Credit Agreement and related Loan Papers, and no Default or Potential Default exists under the DCOC Credit Agreements and related Loan Papers; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against DOC, DCOC, and each Guarantor in accordance with its terms.

Paragraph 6. Expenses. DOC and DCOC shall pay all costs, fees, and expenses paid or incurred by DCOC Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of DCOC Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7.  Miscellaneous.

          7.1 This Amendment is one of the "Loan Papers" referred to in the Credit Agreements and the provisions of Section 14 of the DOC Credit Agreement relating to the DOC Credit Agreement and the related Loan Papers and the provisions of Sections 13 of the DCOC Credit Agreements relating to the DCOC Credit Agreements and the related Loan Papers are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

          7.2 The Credit Agreements and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "DCOC Credit Agreements" shall be to the DCOC Credit Agreements as herein amended and all reference to the "DOC Credit Agreement" shall be to the DOC Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the DOC Lenders or DCOC Lenders under the Credit Agreements or any Loan Papers, nor constitute a waiver under the Credit Agreements or any other provision of the Loan Papers.

Paragraph 8. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9. Parties. This Amendment binds and inures to DOC, DCOC, DOC Administrative Agent, DCOC Administrative Agent, DOC Lenders, DCOC Lenders, Guarantors, and their respective successors and assigns.

          The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of the Effective Date.


                                      DOBSON OPERATING COMPANY,
                                      as Borrower under DOC Credit Agreement

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.
                                      Treasurer

                                      DOBSON CELLULAR OPERATIONS COMPANY,
                                      as Borrower under DCOC Credit Agreements

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.
                                      Treasurer

                                      DOBSON COMMUNICATIONS CORPORATION,
                                      as Guarantor under DOC Credit Agreement

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.

                                      ASSOCIATED TELECOMMUNICATIONS AND
                                      TECHNOLOGIES, INC., as Guarantor under
                                      DOC Credit Agreement
                                      DOBSON CELLULAR OF ARIZONA, INC., as
                                      Guarantor under DOC Credit Agreement
                                      DOBSON CELLULAR OF ENID, INC.,
                                      as Guarantor under DOC Credit Agreement
                                      DOBSON CELLULAR OF KANSAS/MISSOURI, INC., as Guarantor under DOC Credit Agreement DOBSON CELLULAR OF MARYLAND, INC., as Guarantor under DOC Credit Agreement DOBSON CELLULAR OF SANDUSKY, INC., as Guarantor under DOC Credit Agreement DOBSON CELLULAR OF NAVARRO INC.
                                      (f/k/a Dobson Cellular of Southern
                                      California, Inc.), as Guarantor under
                                      DOC Credit Agreement
                                      DOBSON CELLULAR OF WOODWARD, INC., as
                                      Guarantor under DOC Credit Agreement
                                      DOBSON CELLULAR SYSTEMS, INC., as
                                      Guarantor under DOC Credit Agreement
                                      DOC CELLULAR SUBSIDIARY COMPANY,
                                      as Guarantor under DOC Credit Agreement

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.
                                      Treasurer

                                      OKLAHOMA INDEPENDENT RSA 5 PARTNERSHIP,
                                      as Guarantor under DOC Credit Agreement

                                      By:  DOBSON CELLULAR SYSTEMS, INC.,
                                           its Managing General Partner

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      OKLAHOMA INDEPENDENT RSA 7 PARTNERSHIP,
                                      as Guarantor under DOC Credit Agreement

                                      By:  DOBSON CELLULAR SYSTEMS, INC.,
                                           its Managing General Partner

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      OKLAHOMA RSA 5 LIMITED PARTNERSHIP, as
                                      Guarantor under DOC Credit Agreement

                                      By:  OKLAHOMA INDEPENDENT RSA 5
                                           PARTNERSHIP, its Managing General
                                           Partner

                                           By:  DOBSON CELLULAR SYSTEMS, INC.,
                                                as Managing General Partner

                                                RICHARD D. SEWELL, JR.
                                                Richard D. Sewell, Jr.

                                      OKLAHOMA RSA 7 LIMITED PARTNERSHIP, as
                                      Guarantor under DOC Credit Agreement

                                      By:  OKLAHOMA INDEPENDENT RSA 7
                                           PARTNERSHIP, its Managing General
                                           Partner

                                           By:  DOBSON CELLULAR SYSTEMS, INC.,
                                                its Managing General Partner

                                                RICHARD D. SEWELL, JR.
                                                Richard D. Sewell, Jr.

                                      TEXAS RSA NO. 2 LIMITED PARTNERSHIP, as
                                      Guarantor under DOC Credit Agreement

                                      By:  DOBSON CELLULAR SYSTEMS, INC.,
                                           its Managing General Partner

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      DOBSON CELLULAR OF TEXAS, INC.,
                                      as Guarantor under DCOC Credit Agreements
                                      DOBSON CELLULAR OF CALIFORNIA, INC., as
                                      Guarantor under DCOC Credit Agreements
                                      CELLULAR 2000 TELEPHONE CO., as
                                      Guarantor under DCOC Credit Agreements
                                      RSA 339, INC., as Guarantor under
                                      DCOC Credit Agreements
                                      SANTA CRUZ CELLULAR TELEPHONE, INC., as
                                      Guarantor under DCOC Credit Agreements
                                      DOBSON CELLULAR OF IMPERIAL, INC., as
                                      Guarantor under DCOC Credit Agreements

                                      RICHARD D. SEWELL, JR.
                                      Richard D. Sewell, Jr.

                                      CELLULAR 2000, as Guarantor under DCOC
                                      Credit Agreements

                                      By:  CELLULAR 2000 TELEPHONE CO., its two-
                                           thirds majority interest holder

                                           RICHARD D. SEWELL, JR.
                                           Richard D. Sewell, Jr.

                                      NATIONSBANK, N.A. (as successor-in-
                                      interest by merger to NationsBank of
                                      Texas, N.A.), as DCOC Administrative
                                      Agent, a DOC Lender, and a DCOC Lender

                                      JULIE A. SCHELL
                                      Julie A. Schell
                                      Vice President


                                  (Remaining signatures intentionally omitted)